                                                                   Exhibit 23(b)



                       CONSENT OF INDEPENDENT ACCOUNTANTS



The Board of Directors
First Albany Companies Inc.:

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 12, 1999 relating to the financial statements and financial statement schedule, which appears in First Albany Companies Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998.


/s/       PRICEWATERHOUSECOOPERS LLP


Albany, New York
May 17, 1999

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